Exhibit 99.1

TeluPay

Making Money Mobile

Corporate Presentation

August 2014

DISCLAIMER

This presentation is for informational purposes only and shall not be deemed an offer of securities in any jurisdiction and should not be relied upon for the basis of any investment decision whatsoever

Cautionary Language

This presentation contains certain statements that may constitute forward-looking information under applicable securities laws. All statements, other than those of historical fact, which address activities, events, outcomes, results, developments, performance or achievements that Telupay anticipates or expects may or will occur in the future (in whole or in part) should be considered forward-looking information. In some cases, forward-looking information is identified by the use of terms and phrases such as "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will", "would", and similar terms and phrases, including references to assumptions. Such information may involve, but is not limited to, comments with respect to expectations, planned operations or future actions. These forward-looking statements are based on currently available information as of the date of this presentation but are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking information. The forward-looking information contained in this presentation is expressly qualified by this cautionary statement.

A number of risks, uncertainties and other factors could cause actual results to differ materially from the results discussed in the forward-looking information, including, but not limited to, the following: risks associated with reliance on key personnel; financial health of Telupay and its related cash flows; general industry and market conditions and growth rates; legislative and regulatory developments; general economic conditions and levels of economic activity; global financial conditions; financing risks; degree of competition in the industry; risks associated with the development of projects; changes in employee relations; control of costs and expenses as well as, the risks set forth under the heading "Risk Factors" in our Annual Report an Form 10-K for our fiscal year ended March 31, 2014, as filed with the US Securities and Exchange Commission.

Forward-looking information reflects Telupay's current beliefs and is based on information currently available to Telupay and on assumptions it believes to be reasonable. The forward-looking information is made as of the date of this presentation and Telupay assumes no obligation to update or revise such information to reflect new events or circumstances, except as may be required by applicable law. Prospective investors should not read forward-looking information as guarantees of future performance or results and should not place undue reliance on forward-looking information. Nothing in this presentation is, or should be relied upon as, a promise or representation as to the future.

BUSINESS SUMMARY

  Four years in business.

  Created a "bank-grade," end-to-end encrypted mobile banking and payment platform.

  Technology has been implemented by over 10 financial clients.

  34 employees.

  Business Focus = Sales Driven Organization.

TELUPAY GLOBAL STRUCTURE

TELUPAY GLOBAL STRUCTURE

TELUPAY UK LTD.
TELUPAY INTERNATIONAL INC.
(OTCQB:TLPY)
UK
JERSEY ISLAND
SAN JOSE, CALIFORNIA U.S.A
TELUPAY(PHILIPPINES), INC.
TELUPAY (M.E) FZE
TELUPAY PLC
TELUPAY SOLUTIONS LTD.
TELUPAY IP LTD.
MIDDLE EAST
PHILIPPINES

4

TelUPay

Making Money Mobile

Products & Technologies

CLIENT CHANNELS

TelUPay's "Next Generation" products aim to empower the three emerging channels which are most likely to gain rapid market share in the new mobile payments ecosystem. TelUPay's strategic advantage is its own "bank-grade clearing solution" to radically reduce costs.

REDUCTION IN TRANSACTION COSTS & REDUCED QUEUEING TIME
Substantially lowering fees to retailers by processing payments and other financial transactions outside of the current banking and credit card infrastructure. (Similar business advantages to MCX in USA)

IMPROVED LOYALTY PROGRAMS AND RICH DATA
Ensuring retailers can collect and keep the data related to their customer behavior and measure changing behaviors.

CASH REPLACEMENT
TelUPay will offer ATM Operators a new breed of revenue enabling mobile cash technologies and related services to reduce cash handling costs.

IMMEDIATE PAYMENTS
TelUPay will enable the ATM operators to generate new revenues in 'the global trend of immediate payments' provision. (Similar to FIS and PayNet in USA )

ENABLING PLATFORM AND LEGAL FRAMEWORK
To date, Telcos have been limited to offering closed loop card in wallet solutions such as Google and PayPal.

TelUPay will in partnership with banks, offer full grade white-labeled banking solutions (regulated) to Telcos in strategic markets where cash replacement has been limited due to poor banking infrastructure and ACH settlement.

PRODUCTS & TECHNOLOGIES

PRODUCTS & TECHNOLOGIES

Product Features

  Application works on more than 80% of all mobile phones

    JAVA-enabled Phones

    BlackBerry

    Android phones

    iPhones

  Menu-Driven (User-Friendly)

  Real Time Financial Transactions

  Mobile Operator Independent - Worldwide

  Bank Grade Security

    Latest AES 128-bit and 3DES encryption technologies

    SSL 1024-bit (or higher) encryption for GPRS and browser based systems

TelUPay
Making Money Mobile

Clients and Strategic Partners

Proof of Technology
Endorsing Channels

TELUPAY'S ECOSYSTEM

Retailers & Fastfood Outlets
Paynamics
9dot Strategies
Clients
Network/Agents
Metapago – Monet (Peru)
Keziah (PH)
1Bro (PH)
Banks
Metrobank (PH)
Union Bank (PH)
UCPB Bank (PH)
CARD Bank, Inc. (PH)
Strategic Partners
Metapago/Monet (Peru)
CelluServ (Guam USA)
TSC (Columbia)
Maharlika (Indonesia)
Danateq (Singapore)
UR Solutions (RedHat Partner)
Mobile Network Service Providers
SUN Cellular
Payment Processors
Paynamics
Money Transfer Operators
Western Union
Artajasa ATM Bersama (Indonesia ATM Switch)
ATM Operators
Megalink (PH ATM Switch)
Microfinance
CARD Bank, Inc.

CLIENTS & STRATEGIC PARTNERS

UK team is in initial discussions with a number of Major UK Banks, Retailers, Service Providers and Finance Organisations.
UK
CELLUSERV
GUAM
METROBANK
UNIONBANK
UCPB
MEGALINK
CARD BANK
WESTERN UNION/UCPB
PAYNAMICS
9DOT STRATEGIES
PHILIPPINES
SINGAPORE
INDONESIA
TSC
COLOMBIA
PERU
METAPAGO / MONET
BIS-STRAT
ARTAJASA
DANATEQ
mWallet
mPOS
Mobile Banking & Payment System
ATM Lite
ATM API
Partners

TelUPay
Making Money Mobile

Business Summary Asia

CardBank - Strategic Partnership

  Launched mobile micro-finance collection service with CardBank March 2014.

  Mandated service to over 1.3 million existing loan recipients.

  The number of loan recipients are forecasted to grow significantly by 2017.

  CardBank is supported by the Grameen Foundation and the Bill and Melinda Gates Foundation.

  In discussions with Grameen to roll out service to 23 countries (155M clients).

  Grameen Bank was awarded the Nobel Peace Prize in 2006 for Micro-finance.

Co-Branded, mWallet Service - Philippines

  Telupay is building out a Co-Branded network of agents throughout the Philippine Islands.

  Telupay has launched its service with 1Bro and their 30,000 agents to provide e-Load, bill payments and remittances to their customers.

  Telupay is in discussions with large retail chains, consumer networks and other financial partners throughout the Philippines to provide co-branded, mWallet services to their customers.

White Label Products - Philippine Existing Clients

  FOUR TOP TEN BANKS

  ATM SWITCH (17 National Banks)

  Comprehensive marketing and incentive campaigns in 2014.

  Management's goal 150,000 new active users this year.

  Management's goal 2M active users by 2017.

ATM SWITCHES - International Payments

  Megalink (Philippines - live)

  ArtaJasa (Indonesia - live)

  Western Union (live)

  Phase I, terminate inbound remittance transactions from Western Union (Union Bank).

  Phase II, connect Megalink and Artajasa.

  Phase III, assisting Megalink in building Asia-Pacific payment hub using TelUPay's technology.

TelUPay

Making Money Mobile

Business Summary
UK, Europe & Australia
4th Generation Technology

TELUPAY'S 4TH GENERATION TECHNOLOGY

  TelUPay's 4th Generation is designed for the first world markets targeting real-time, immediate payments solutions for merchants (retailers) and SME's at substantially lower rates the current financial infrastructure.

  TelUPay's team has developed a new 'Immediate Payments' strategy for the UK, Europe, Australia and the US.

  Immediate Payments:

    Directly competes with Faster Payments providing lower costs and improved services.

    Directly competes with ACH clearing and the three-day settlement cycle providing lower costs and immediate settlement.

TELUPAY'S 4TH GENERATION TECHNOLOGY

  FastCash (Cash-Back):

    TelUPay's technology will transform a mobile phone into a mini ATM, substantially reducing retailers' "cash-in" handling charges.

  Loyalty Cards:

    TelUPay's technology will turn loyalty cards into payment cards.

    The mobile service will enable the displacement of current loyalty programs, as the mobile service can track both geo and non-store purchases, as well as, relaying messaging to the consumer.

  Viral Marketing:

    TelUPay will provide viral marketing campaigns relying on P2P payments for the adoption of mobile payments and its convenience versus cards.

  TelUPay is building its business through relationships with key industry executives in top 200 firms.

TelUPay

Making Money Mobile

Competitive Landscape

COMPETITIVE LANDSCAPE

TELUPAY - EMERGING INTERNATIONAL TRENDS & DRIVERS

Real-time: The world is moving to real time - evidenced by recent studies. This will be applicable for peer-to-peer (P2P) transactions, but more sophisticated applications will emerge over time. The value to consumers and businesses of instant fund transfers is that real-time transactions provide the capability to disaggregate payments and significantly reduce reconciliation and accounting costs (for example TraxPay Germany).

Challenge to cards: While card volumes are growing in emerging economies, card models and schemes seem largely outmoded as cards begin to be dematerialized into virtual wallets. While companies like Square have used cards as an easily available platform for entry to the payments market, the card stands out as a legacy, high cost technology - why not directly access a bank account instead via your mobile phone (evidence Sofort, Ideal, Zapp)?

Move from cash: More sophisticated ways of presenting banking/payment applications enabled by mobile phones will be capable of fully replacing cash, in a way that cards with their asymmetrical acceptance model never could.

TELUPAY - EMERGING INTERNATIONAL TRENDS & DRIVERS

New entrants: Non-banks are forcing banks into a commodity position through wallets etc., (Square, Level Up, PayPal, Payleven, iZettle). Is the answer for banks to leverage their ownership of the bank account and assert their position to put "the bank account back at the heart of payments?"

Customers going it alone: Example, MCX - high, unnecessary costs of card networks are forcing retailers to do their own thing. Direct access to bank accounts could retain a better relationship with these customers - excellent opportunity for banks to work in partnership. Example Telcos - ISIS and similar initiatives.

Regulation; More innovative, non-card scheme services will enable banks to distance themselves from legislation such as interchange caps etc., which is now becoming a common theme in US, Europe and elsewhere. A recent example; Access to the account - A European Commission Initiative to allow 3rd party access for key Accounts (Aug 2013).

TelUPay™

Making Money Mobile™

TelUPay PLC
TelUPay Solutions Limited
TelUPay IP Limited

First Island House, Peter Street,
St. Helier Jersey,
Channel Islands JE4 8SG
+44 1534 880088

TelUPay UK Ltd.

Belstone, 87 Old Park Ridings,
Winchmore Hill London, N21 2ER
Roger Boak - 07831 775219
Peter Robinson - 07884 023293

TelUPay (M.E) FZE

Office 2102 Saba Tower 1
Jumeirah Lake Tower,
Dubai, United Arab Emirates
Tel. No. +971 4 447 1170

TelUPay (Philippines), Inc.

6th Floor King's Court Bldg 2
2129 Chino Roces Avenue
Makati City, Philippines 1230
+63 2 6597595 | +63 2 8460709